Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact:	Douglas Ian Shaw
	Senior Vice President and Corporate Secretary	4 West Second Street
	(631) 208-2400	Riverhead, NY 11901
(631) 208-2400 (Voice) - (631) 727-3214 (FAX)
invest@suffolkbancorp.com

SUFFOLK BANCORP ANNOUNCES PROFIT FOR THE SECOND AND THIRD QUARTERS OF 2011,

REVISED LOSS FOR THE FIRST QUARTER OF 2011,

RESTATED RESULTS FOR THE THIRD AND FOURTH QUARTERS OF 2010

Riverhead, New York, December 21, 2011 — Suffolk Bancorp (NASDAQ - SUBK) (“Suffolk”) today released results of its operations during the third quarter of 2011 which included earnings-per-share of $0.32, an increase from a loss of ($0.32) (restated) during the comparable period of 2010. Net income was $3,072,000, up from a loss of ($3,137,000) (restated) during the same quarter last year. The loss-per-share for the year to date was ($0.13), down from earnings-per-share of $0.33 (restated) a year ago. The net loss for the year to date was ($1,232,000), down from earnings of $3,187,000 (restated) posted during the first nine months of 2010. The key points are:

•	Suffolk returned to profitability during the second quarter of 2011 and remained so in the third quarter of 2011.

•	Suffolk’s capital ratios exceeded all regulatory requirements at September 30, 2011.

•

Suffolk’s allowance for loan losses at September 30, 2011 was $43,693,000, or 4.31 percent of total loans; and at June 30, 2011, $49,911,000, or 4.71 percent of total loans. At March 31, 2011, it was $47,539,000, in comparison to $46,893,000 as previously announced on April 12th, a difference of $646,000 or 1.4 percent over what was disclosed initially. The substance of the restatements reflects the timing of the provision for the allowance rather than the amount. That provision has been reallocated among prior quarters by means of the restatement of the third and fourth quarters of 2010.

•	Suffolk is now current in its filings with the Securities and Exchange Commission.

J. Gordon Huszagh, President and Chief Executive Officer stated, “We are pleased to be able to report the final results of the quarters ended September 30, 2011, June 30, 2011, and March 31, 2011, and the restatement of the quarter ended September 30, 2010 and year ended December 31, 2010. While we regret the delay in reporting our results, we believe that the comprehensive review that we have undertaken was necessary to provide our investors with what we believe to be accurate information. We believe we have an outstanding franchise in a good marketplace, an excellent net interest margin, a substantial allowance for loan losses, and ample capital. These, along with the patience and loyalty of our customers and employees, are what preserved our core banking business throughout this challenging period, and these are the foundation for our future.”

A detailed financial summary for each of the quarters follows the text of this release. The summary for September 30, 2011 starts on page 3. The summary for June 30, 2011 starts on page 6. The summary for March 31, 2011 starts on page 9. The summary for December 31, 2010 starts on page 12. The summary for September 30, 2010 starts on page 15.

With respect to the restatement of the fourth and third quarters of 2010, numerous steps have been taken to address the weaknesses in loan administration and accounting which led to these restatements. These are

PRESS RELEASE December 21, 2011 Page 2 of 17

detailed in each of the five of Suffolk’s reports on Form 10-Q/A, Form 10-K/A, and Forms 10-Q. These filings are available on Suffolk’s website at www.SCNB.com, or through the website of the Securities and Exchange Commission at www.sec.gov.

Suffolk Bancorp is a one-bank holding company engaged in the commercial banking business through SCNB, a full-service commercial bank headquartered in Riverhead, New York. Organized in 1890, SCNB has 30 offices in Suffolk County, New York.

Safe Harbor Statement Pursuant to the Private Securities Litigation Reform Act of 1995

This press release includes statements which look to the future. These can include remarks about Suffolk, the banking industry, the economy in general, expectations of the business environment in which Suffolk operates, projections of future performance, and potential future credit experience. These remarks are based upon current management expectations, and may, therefore, involve risks and uncertainties that cannot be predicted or quantified and are beyond Suffolk’s control and are subject to a variety of uncertainties that could cause future results to vary materially from Suffolk’s historical performance, or from current expectations. Factors affecting Suffolk Bancorp include particularly, but are not limited to: changes in interest rates; increases or decreases in retail and commercial economic activity in Suffolk’s market area; variations in the ability and propensity of consumers and businesses to borrow, repay, or deposit money, or to use other banking and financial services; results of regulatory examinations; any failure by Suffolk to comply with our written agreement with the OCC (the “Agreement”) or the individual minimum capital ratios for the Bank established by the OCC; the cost of compliance with the Agreement; failure by Suffolk to maintain effective internal controls over financial reporting; larger-than-expected losses from the sale of assets; potential litigation or regulatory action relating to the matters resulting in Suffolk’s failure to file on time its Quarterly Report on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 or resulting from the revisions to earnings previously announced on April 12, 2011 or the restatement of its financial statements for the quarterly period ended September 30, 2010 and year ended December 31, 2010; and the potential that net charge-offs are higher than expected or for further increases in our provision for loan losses. Further, it could take Suffolk longer than anticipated to implement its strategic plans to increase revenue and manage non-interest expense, or it may not be possible to implement those plans at all. Finally, new and unanticipated legislation, regulation, or accounting standards may require Suffolk to change its practices in ways that materially change the results of operations.

PRESS RELEASE December 21, 2011 Page 3 of 17

STATISTICAL SUMMARY

(unaudited, in thousands of dollars except for share and per share data)

	3rd Qtr 2011	3rd Qtr 2010	Change	9 Mos. 2011	9 Mos. 2010	Change
		restated			restated
EARNINGS
Earnings (Loss)-Per-Share - Basic	$0.32	$(0.32)	200.0%	$(0.13)	$0.33	(139.4%)
Cash Dividends-Per-Share	—	0.22	(100.0%)	—	0.66	(100.0%)
Net (Loss) Income	3,072	(3,137)	197.9%	(1,232)	3,187	(138.7%)
Net Interest Income	17,025	19,367	(12.1%)	53,320	57,957	(8.0%)

AVERAGE BALANCES
Average Assets	$1,572,758	$1,692,499	(7.1%)	$1,609,507	$1,712,563	(6.0%)
Average Net Loans	1,035,628	1,123,851	(7.9%)	1,076,457	1,139,414	(5.5%)
Average Investment Securities	329,713	461,833	(28.6%)	379,122	462,200	(18.0%)
Average Interest-Earning Assets	1,511,595	1,590,211	(4.9%)	1,542,302	1,607,497	(4.1%)
Average Deposits	1,402,354	1,460,000	(3.9%)	1,414,657	1,426,597	(0.8%)
Average Borrowings	289	55,554	(99.5%)	27,101	110,445	(75.5%)
Average Interest -Bearing Liabilities	872,426	991,869	(12.0%)	928,340	1,042,415	(10.9%)
Average Equity	136,024	145,916	(6.8%)	134,959	141,038	(4.3%)

RATIOS
Return on Average Equity	9.03%	(8.60%)	205.0%	(1.22%)	3.01%	(140.5%)
Return on Average Assets	0.78%	(0.74%)	205.4%	(0.10%)	0.25%	(140.0%)
Average Equity/Average Assets	8.65%	8.62%	0.3%	8.39%	8.24%	1.8%
Net Interest Margin (FTE)	4.72%	5.13%	(8.0%)	4.85%	5.06%	(4.2%)
Efficiency Ratio	76.88%	59.10%	30.1%	70.49%	56.73%	24.3%
Tier 1 Leverage Ratio End of Period	8.57%	8.03%	6.7%
Tier 1 Risk-based Capital Ratio End of Period	12.60%	11.00%	14.5%
Total Risk-based Capital Ratio End of Period	13.88%	12.26%	13.2%

ASSET QUALITY
during period:
Net Charge-offs	$7,068	$8,885	(20.5%)	$8,764	$12,274	(28.6%)
Net Charge-offs/Average Net Loans (annualized)	2.73%	3.16%	(14.2%)	1.09%	1.44%	(24.3%)
at end of period:
Total Non-performing Loans	92,070	32,062	187.2%
Foreclosed Real Estate (“OREO”)	1,800	—	100.0%
Total Non-performing Assets	93,870	32,062	192.8%
Allowance/Non-performing Loans	47.46%	83.15%	(42.9%)
Allowance/Loans, Net of Discount	4.31%	2.35%	83.4%
Net Loans/Deposits	71.62%	75.09%	(4.6%)

EQUITY
Shares Outstanding	9,726,814	9,665,245	0.6%
Common Equity	$140,204	$143,628	(2.4%)
Book Value Per Common Share	14.41	14.86	(3.0%)
Tangible Common Equity	139,390	142,814	(2.4%)
Tangible Book Value Per Common Share	14.33	14.78	(3.0%)

LOAN DISTRIBUTION
at end of period:
Commercial, Financial & Agricultural Loans	$213,569	$250,182	(14.6%)
Commercial Real Estate Mortgages	433,057	422,158	2.6%
Real Estate - Construction Loans	62,023	101,535	(38.9%)
Residential Mortgages (1st and 2nd Liens)	171,515	203,847	(15.9%)
Home Equity Loans	80,704	85,800	(5.9%)
Consumer Loans	51,516	69,991	(26.4%)
Other Loans	504	944	(46.6%)

Total Loans (Net of Unearned Discounts)	$1,012,888	$1,134,457	(10.7%)

PRESS RELEASE December 21, 2011 Page 4 of 17

CONSOLIDATED STATEMENT OF CONDITION

(unaudited, in thousands of dollars except for share data)

	September 30,
	2011	2010	Change
		restated
ASSETS
Cash & Due From Banks	$166,966	$58,028	187.7%
Federal Reserve Bank Stock	712	652	9.2%
Federal Home Loan Bank Stock	1,744	3,531	(50.6%)
Investment Securities:
Available for Sale, at Fair Value	307,362	446,399	(31.1%)
Obligations of States & Political Subdivisions, Held to Maturity	9,422	10,050	(6.2%)
Corporate Bonds & Other Securities	80	100	(20.0%)

Total Investment Securities	316,864	456,549	(30.6%)

Total Loans	1,012,888	1,134,457	(10.7%)
Allowance for Loan Losses	43,693	26,659	63.9%

Net Loans	969,195	1,107,798	(12.5%)

Premises & Equipment, Net	26,904	22,368	20.3%
Other Real Estate Owned, Net	1,800	—	100.0%
Accrued Interest and Loan Fees Receivable	7,318	7,895	(7.3%)
Goodwill	814	814	0.0%
Other Assets	30,502	24,465	24.7%

TOTAL ASSETS	$1,522,819	$1,682,100	(9.5%)

LIABILITIES & STOCKHOLDERS’ EQUITY
Demand Deposits	$519,604	$521,527	(0.4%)
Saving, N.O.W. & Money Market Deposits	562,203	629,126	(10.6%)
Time Certificates of $100,000 or More	181,415	214,064	(15.3%)
Other Time Deposits	89,957	110,561	(18.6%)

Total Deposits	1,353,179	1,475,278	(8.3%)

Federal Home Loan Bank Borrowings	—	40,000	(100.0%)
Dividend Payable on Common Stock	—	2,126	(100.0%)
Accrued Interest Payable	419	650	(35.5%)
Other Liabilities	29,017	20,418	42.1%

TOTAL LIABILITIES	1,382,615	1,538,472	(10.1%)

STOCKHOLDERS’ EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized; 9,726,814 and 9,665,245 shares outstanding at September 30, 2011 and 2010, respectively)	34,330	34,169	0.5%
Surplus	24,010	22,784	5.4%
Treasury Stock at Par (4,005,270 and 4,002,158 shares, respectively)	(10,013)	(10,005)	(0.1%)
Retained Earnings	90,148	89,835	0.3%

	138,475	136,783	1.2%

Accumulated Other Comprehensive Income (Loss), Net of Tax	1,729	6,845	(74.7%)

TOTAL STOCKHOLDERS’ EQUITY	140,204	143,628	(2.4%)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,522,819	$1,682,100	(9.5%)

PRESS RELEASE December 21, 2011 Page 5 of 17

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands of dollars except for share and per share data)

	For the 3 Months Ended			For the Year to Date
	9/30/11	9/30/10	Change	2011	2010	Change
		restated			restated
INTEREST INCOME
Federal Funds Sold & Interest Due from Banks	$79	$3	2,533.3%	$140	$8	1,650.0%
United States Treasury Securities	1	71	(98.6%)	$96	213	(54.9%)
Obligations of States & Political Subdivisions	1,544	1,979	(22.0%)	$5,332	5,818	(8.4%)
Mortgage-Backed Securities	1,412	1,888	(25.2%)	$4,558	5,957	(23.5%)
U.S. Government Agency Obligations	44	202	(78.2%)	$337	607	(44.5%)
Corporate Bonds & Other Securities	59	95	(37.9%)	$203	320	(36.6%)
Loans and Loan Fees	15,100	17,464	(13.5%)	$47,488	52,545	(9.6%)

Total Interest Income	18,239	21,702	(16.0%)	58,154	65,468	(11.2%)
INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits	435	827	(47.4%)	$1,618	2,551	(36.6%)
Time Certificates of $100,000 or more	471	709	(33.6%)	$1,576	2,271	(30.6%)
Other Time Deposits	307	436	(29.6%)	$985	1,365	(27.8%)
Federal Funds Purchased & Repurchase Agreements	1	—	100.0%	$1	2	(50.0%)
Borrowings	—	363	(100.0%)	$654	1,322	(50.5%)

Total Interest Expense	1,214	2,335	(48.0%)	4,834	7,511	(35.6%)

Net Interest Income	17,025	19,367	(12.1%)	53,320	57,957	(8.0%)
Provision for Loan Losses	900	14,729	(93.9%)	$24,088	26,549	(9.3%)

Net Interest Income After Provision for Loan Losses	16,125	4,638	247.7%	29,232	31,408	(6.9%)

OTHER INCOME
Service Charges on Deposit Accounts	953	1,215	(21.6%)	$2,964	3,745	(20.9%)
Other Service Charges, Commissions & Fees	988	1,007	(1.9%)	$2,631	2,591	1.5%
Fiduciary Fees	213	243	(12.3%)	$644	760	(15.3%)
Net Gain on Sale of Securities Available for Sale	—	—	0.0%	$1,645	12	13,608.3%
Other Operating Income	236	202	16.8%	830	689	20.5%

Total Other Income	2,390	2,667	(10.4%)	8,714	7,797	11.8%

OTHER EXPENSE	—			—
Salaries & Employee Benefits	8,141	7,457	9.2%	$23,458	21,682	8.2%
Net Occupancy Expense	1,435	1,336	7.4%	$4,391	4,030	9.0%
Equipment Expense	506	511	(1.0%)	$1,451	1,576	(7.9%)
Outside Services	1,425	727	96.0%	$3,423	1,646	108.0%
FDIC Assessments	555	862	(35.6%)	$2,541	2,089	21.6%
OREO Expense	182	—	0.0%	$293	—	100.0%
Prepayment Fee on Borrowing	—	—	0.0%	$1,028	—	100.0%
Other Operating Expense	2,683	2,128	26.1%	$7,145	6,280	13.8%

Total Other Expense	14,927	13,021	14.6%	43,730	37,303	17.2%

Income (Loss) Before Provision for Income Taxes	3,588	(5,716)	(162.8%)	(5,784)	1,902	(404.1%)
Provision for (Benefit from) Income Taxes	$516	(2,579)	(120.0%)	$(4,552)	(1,285)	254.2%

NET INCOME (LOSS)	3,072	$(3,137)	(197.9%)	$(1,232)	$3,187	(138.7%)

Average:
Common Shares Outstanding	9,726,948	9,662,328	0.7%	9,718,809	9,649,550	0.7%
Dilutive Stock Options	—	—	0.0%	—	6,408	(100.0%)

Average Total	9,726,948	9,662,328	0.7%	9,718,809	9,655,958	0.7%

EARNINGS PER COMMON SHARE
Basic	$0.32	$(0.32)	(197.3%)	$(0.13)	$0.33	(138.4%)
Diluted	$0.32	$(0.32)	(197.3%)	$(0.13)	$0.33	(138.4%)

PRESS RELEASE December 21, 2011 Page 6 of 17

STATISTICAL SUMMARY

(unaudited, in thousands of dollars except for share and per share data)

	2nd Qtr 2011	2nd Qtr 2010	Change	6 Mos. 2011	6 Mos. 2010	Change
EARNINGS
Earnings (Loss)-Per-Share - Basic	$0.34	$0.50	(32.0%)	$(0.44)	$0.66	(166.7%)
Cash Dividends-Per-Share	—	0.22	(100.0%)	—	0.44	(100.0%)
Net (Loss) Income	3,270	4,792	(31.8%)	(4,304)	6,324	(168.1%)
Net Interest Income	17,888	19,344	(7.5%)	36,295	38,590	(5.9%)

AVERAGE BALANCES
Average Assets	$1,629,490	$1,720,074	(5.3%)	$1,646,784	$1,722,749	(4.4%)
Average Net Loans	1,080,789	1,145,212	(5.6%)	1,097,209	1,147,334	(4.4%)
Average Investment Securities	401,341	463,885	(13.5%)	404,235	462,388	(12.6%)
Average Interest-Earning Assets	1,553,655	1,612,752	(3.7%)	1,554,485	1,612,747	(3.6%)
Average Deposits	1,421,090	1,440,853	(1.4%)	1,420,880	1,409,629	0.8%
Average Borrowings	38,222	109,513	(65.1%)	40,729	138,344	(70.6%)
Average Interest -Bearing Liabilities	943,304	1,057,269	(10.8%)	956,730	1,068,106	(10.4%)
Average Equity	132,152	139,368	(5.2%)	134,418	138,558	(3.0%)

RATIOS
Return on Average Equity	9.90%	13.75%	(28.0%)	(6.40%)	9.13%	(170.1%)
Return on Average Assets	0.80%	1.11%	(27.9%)	(0.52%)	0.73%	(171.2%)
Average Equity/Average Assets	8.11%	8.10%	0.1%	8.16%	8.04%	1.5%
Net Interest Margin (FTE)	4.86%	5.05%	(3.8%)	4.92%	5.03%	(2.2%)
Efficiency Ratio	68.35%	56.45%	21.1%	67.58%	55.54%	21.7%
Tier 1 Leverage Ratio June 30	8.03%	8.19%	(2.0%)
Tier 1 Risk-based Capital Ratio June 30	11.66%	11.08%	5.2%
Total Risk-based Capital Ratio June 30	12.95%	12.33%	5.0%

ASSET QUALITY
during period:
Net Charge-offs	$845	$3,249	(74.0%)	$1,696	$3,337	(49.2%)
Net Charge-offs/Average Net Loans (annualized)	0.31%	1.13%	(72.6%)	0.31%	0.58%	46.6%
at end of period:
Total Non-performing Loans	58,599	36,097	62.3%
Foreclosed Real Estate (“OREO”)	1,800	—	100.0%
Total Non-performing Assets	60,399	36,097	67.3%
Allowance/Non-performing Loans	85.17%	57.81%	47.3%
Allowance/Loans, Net of Discount	4.71%	1.80%	161.7%
Net Loans/Deposits	71.32%	78.21%	(8.8%)

EQUITY
Shares Outstanding	9,727,031	9,652,708	0.8%
Common Equity	$135,116	$143,196	(5.6%)
Book Value Per Common Share	13.89	14.83	(6.3%)
Tangible Common Equity	134,302	142,382	(5.7%)
Tangible Book Value Per Common Share	13.81	14.75	(6.4%)

LOAN DISTRIBUTION
at end of period:
Commercial, Financial & Agricultural Loans	$239,432	$260,674	(8.1%)
Commercial Real Estate Mortgages	436,511	404,335	8.0%
Real Estate - Construction Loans	68,148	119,519	(43.0%)
Residential Mortgages (1st and 2nd Liens)	175,389	209,264	(16.2%)
Home Equity Loans	81,824	88,805	(7.9%)
Consumer Loans	57,509	75,576	(23.9%)
Other Loans	443	1,016	(56.4%)

Total Loans (Net of Unearned Discounts)	$1,059,256	$1,159,189	(8.6%)

PRESS RELEASE December 21, 2011 Page 7 of 17

CONSOLIDATED STATEMENTS OF CONDITION

(unaudited, in thousands of dollars except for share data)

	June 30,
	2011	2010	Change
ASSETS
Cash & Due From Banks	$165,206	$48,609	239.9%
Federal Reserve Bank Stock	712	652	9.2%
Federal Home Loan Bank Stock	1,744	5,462	(68.1%)
Investment Securities:
Available for Sale, at Fair Value	321,890	444,435	(27.6%)
Obligations of States & Political Subdivisions, Held to Maturity	9,603	10,250	(6.3%)
Corporate Bonds & Other Securities	80	100	(20.0%)

Total Investment Securities	331,573	454,785	(27.1%)

Total Loans	1,059,256	1,159,189	(8.6%)
Allowance for Loan Losses	49,911	20,866	139.2%

Net Loans	1,009,345	1,138,323	(11.3%)

Premises & Equipment, Net	24,982	22,569	10.7%
Other Real Estate Owned, Net	1,800	—	100.0%
Accrued Interest and Loan Fees Receivable	6,696	7,022	(4.6%)
Goodwill	814	814	0.0%
Other Assets	33,359	24,716	35.0%

TOTAL ASSETS	$1,576,231	$1,702,952	(7.4%)

LIABILITIES & STOCKHOLDERS’ EQUITY
Demand Deposits	$524,368	$513,781	2.1%
Saving, N.O.W. & Money Market Deposits	600,320	613,171	(2.1%)
Time Certificates of $100,000 or More	202,782	223,902	(9.4%)
Other Time Deposits	87,738	104,627	(16.1%)

Total Deposits	1,415,208	1,455,481	(2.8%)

Federal Home Loan Bank Borrowings	—	82,900	(100.0%)
Dividend Payable on Common Stock	—	2,124	(100.0%)
Accrued Interest Payable	410	647	(36.6%)
Other Liabilities	25,497	18,604	37.1%

TOTAL LIABILITIES	1,441,115	1,559,756	(7.6%)

STOCKHOLDERS’ EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized; 9,727,031 and 9,652,708 shares outstanding at June 30, 2011 and 2010, respectively)	34,331	34,137	0.6%
Surplus	24,013	22,464	6.9%
Treasury Stock at Par (4,005,270 and 4,002,158 shares, respectively)	(10,013)	(10,005)	(0.1%)
Retained Earnings	87,077	95,099	(8.4%)

	135,408	141,695	(4.4%)

Accumulated Other Comprehensive Income (Loss), Net of Tax	(292)	1,501	(119.5%)

TOTAL STOCKHOLDERS’ EQUITY	135,116	143,196	(5.6%)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,576,231	$1,702,952	(7.4%)

PRESS RELEASE December 21, 2011 Page 8 of 17

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands of dollars except for share and per share data)

	For the 3 Months Ended			For the 6 Months Ended
	June 30,			June 30,
	2011	2010	Change	2011	2010	Change
INTEREST INCOME
Federal Funds Sold & Interest Due from Banks	$45	$3	1,400.0%	$61	$5	1,120.0%
United States Treasury Securities	25	71	(64.8%)	95	142	(33.1%)
Obligations of States & Political Subdivisions	1,877	1,960	(4.2%)	3,788	3,839	(1.3%)
Mortgage-Backed Securities	1,510	1,979	(23.7%)	3,146	4,069	(22.7%)
U.S. Government Agency Obligations	139	203	(31.5%)	293	405	(27.7%)
Corporate Bonds & Other Securities	60	125	(52.0%)	144	225	(36.0%)
Loans and Loan Fees	15,940	17,508	(9.0%)	32,388	35,081	(7.7%)

Total Interest Income	19,596	21,849	(10.3%)	39,915	43,766	(8.8%)

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits	549	864	(36.5%)	1,183	1,724	(31.4%)
Time Certificates of $100,000 or more	523	761	(31.3%)	1,105	1,562	(29.3%)
Other Time Deposits	321	453	(29.1%)	678	929	(27.0%)
Federal Funds Purchased & Repurchase Agreements	—	1	(100.0%)	—	2	(100.0%)
Borrowings	315	426	(26.1%)	654	959	(31.8%)

Total Interest Expense	1,708	2,505	(31.8%)	3,620	5,176	(30.1%)

Net Interest Income	17,888	19,344	(7.5%)	36,295	38,590	(5.9%)
Provision for Loan Losses	3,217	2,983	7.8%	23,188	11,820	96.2%

Net Interest Income After Provision for Loan Losses	14,671	16,361	(10.3%)	13,107	26,770	(51.0%)

OTHER INCOME
Service Charges on Deposit Accounts	1,006	1,264	(20.4%)	2,011	2,530	(20.5%)
Other Service Charges, Commissions & Fees	976	920	6.1%	1,643	1,584	3.7%
Fiduciary Fees	206	210	(1.9%)	431	517	(16.6%)
Net Gain on Sale of Securities Available for Sale	1,645	12	13,608.3%	1,645	12	13,608.3%
Other Operating Income	270	216	25.0%	594	487	22.0%

Total Other Income	4,103	2,622	56.5%	6,324	5,130	23.3%

OTHER EXPENSE
Salaries & Employee Benefits	7,772	7,193	8.0%	15,317	14,225	7.7%
Net Occupancy Expense	1,422	1,266	12.3%	2,956	2,694	9.7%
Equipment Expense	463	532	(13.0%)	945	1,065	(11.3%)
Outside Services	1,110	564	96.8%	1,998	919	117.4%
FDIC Assessments	855	624	37.0%	1,986	1,227	61.9%
OREO Expense	(29)	—	(100.0%)	111	—	100.0%
Prepayment Fee on Borrowing	1,028	—	100.0%	1,028	—	100.0%
Other Operating Expense	2,409	2,220	8.5%	4,462	4,152	7.5%

Total Other Expense	15,030	12,399	21.2%	28,803	24,282	18.6%

Income (Loss) Before Provision for Income Taxes	3,744	6,584	(43.1%)	(9,372)	7,618	(223.0%)
Provision for (Benefit from) Income Taxes	474	1,792	(73.5%)	(5,068)	1,294	(491.7%)

NET INCOME (LOSS)	$3,270	$4,792	(31.8%)	$(4,304)	$6,324	(168.1%)

Average:
Common Shares Outstanding	9,723,360	9,651,857	0.7%	9,714,672	9,643,056	0.7%
Dilutive Stock Options	—	7,915	(100.0%)	—	7,316	(100.0%)

Average Total	9,723,360	9,659,772	0.7%	9,714,672	9,650,372	0.7%

EARNINGS PER COMMON SHARE
Basic	$0.34	$0.50	(32.0%)	$(0.44)	$0.66	(167.6%)
Diluted	$0.34	$0.50	(32.0%)	$(0.44)	$0.66	(167.6%)

PRESS RELEASE December 21, 2011 Page 9 of 17

STATISTICAL SUMMARY

(unaudited, in thousands of dollars except for share and per share data)

	1st Qtr 2011	1st Qtr 2010	Change
EARNINGS
(Loss) Earnings-Per-Share - Basic	$(0.78)	$0.16	(587.5%)
Cash Dividends-Per-Share	—	0.22	(100.0%)
(Loss) Net Income	(7,574)	1,532	(594.4%)
Net Interest Income	18,407	19,246	(4.4%)

AVERAGE BALANCES
Average Assets	$1,647,044	$1,725,399	(4.5%)
Average Net Loans	1,113,812	1,149,479	(3.1%)
Average Investment Securities	407,162	460,873	(11.7%)
Average Interest-Earning Assets	1,555,324	1,612,741	(3.6%)
Average Deposits	1,420,729	1,378,057	3.1%
Average Borrowings	43,263	167,497	(74.2%)
Average Interest -Bearing Liabilities	970,365	1,079,064	(10.1%)
Average Equity	136,708	137,738	(0.7%)

RATIOS
Return on Average Equity	(22.16%)	4.45%	(598.0%)
Return on Average Assets	(1.84%)	0.36%	(611.1%)
Average Equity/Average Assets	8.30%	7.98%	4.0%
Net Interest Margin (FTE)	4.99%	5.02%	(0.6%)
Efficiency Ratio	66.77%	54.62%	22.2%
Tier 1 Leverage Ratio Mar. 31	7.94%	7.99%	(0.6%)
Tier 1 Risk-based Capital Ratio Mar. 31	11.04%	10.72%	3.0%
Total Risk-based Capital Ratio Mar. 31	12.32%	11.97%	2.9%

ASSET QUALITY
during period:
Net Charge-offs	$851	$88	867.0%
Net Charge-offs/Average Net Loans (annualized)	0.31%	0.03%	933.3%
at end of period:
Total Non-performing Loans	48,339	31,731	52.3%
Foreclosed Real Estate (“OREO”)	3,261	—	100.0%
Total Non-performing Assets	51,600	31,731	62.6%
Allowance/Non-performing Loans	98.35%	66.60%	47.7%
Allowance/Loans, Net of Discount	4.33%	1.80%	140.6%
Net Loans/Deposits	74.27%	83.49%	(11.0%)

EQUITY
Shares Outstanding	9,712,070	9,643,694	0.7%
Common Equity	$130,655	$138,866	(5.9%)
Book Value Per Common Share	13.45	14.40	(6.6%)
Tangible Common Equity	129,841	138,052	(5.9%)
Tangible Book Value Per Common Share	13.37	14.32	(6.6%)

LOAN DISTRIBUTION
at end of period:
Commercial, Financial & Agricultural Loans	$255,607	$279,374	(8.5%)
Commercial Real Estate Mortgages	437,302	389,904	12.2%
Real Estate - Construction Loans	76,644	126,678	(39.5%)
Residential Mortgages (1st and 2nd Liens)	183,971	214,611	(14.3%)
Home Equity Loans	83,167	83,919	(0.9%)
Consumer Loans	61,644	78,588	(21.6%)
Other Loans	487	937	(48.0%)

Total Loans (Net of Unearned Discounts)	$1,098,823	$1,174,011	(6.4%)

PRESS RELEASE December 21, 2011 Page 10 of 17

CONSOLIDATED STATEMENTS OF CONDITION

(unaudited, in thousands of dollars except for share data)

	March 31,
	2011	2010	Change
ASSETS
Cash & Due From Banks	$82,117	$39,758	106.5%
Federal Reserve Bank Stock	652	652	0.0%
Federal Home Loan Bank Stock	3,531	9,227	(61.7%)
Investment Securities:
Available for Sale, at Fair Value	391,072	443,530	(11.8%)
Obligations of States & Political Subdivisions, Held to Maturity	9,713	10,009	(3.0%)
Corporate Bonds & Other Securities	80	100	(20.0%)

Total Investment Securities	400,865	453,639	(11.6%)

Total Loans	1,098,823	1,174,011	(6.4%)
Allowance for Loan Losses	47,539	21,132	125.0%

Net Loans	1,051,284	1,152,879	(8.8%)

Premises & Equipment, Net	25,219	22,889	10.2%
Other Real Estate Owned, Net	3,261	—	100.0%
Accrued Interest and Loan Fees Receivable	7,946	7,968	(0.3%)
Goodwill	814	814	0.0%
Other Assets	35,529	24,193	46.9%

TOTAL ASSETS	$1,611,218	$1,712,019	(5.9%)

LIABILITIES & STOCKHOLDERS’ EQUITY
Demand Deposits	$482,479	$458,930	5.1%
Saving, N.O.W. & Money Market Deposits	629,369	587,425	7.1%
Time Certificates of $100,000 or More	208,739	228,285	(8.6%)
Other Time Deposits	94,810	106,232	(10.8%)

Total Deposits	1,415,397	1,380,872	2.5%

Federal Home Loan Bank Borrowings	40,000	170,400	(76.5%)
Dividend Payable on Common Stock	—	2,122	(100.0%)
Accrued Interest Payable	561	681	(17.6%)
Other Liabilities	24,605	19,078	29.0%

TOTAL LIABILITIES	1,480,563	1,573,153	(5.9%)

STOCKHOLDERS’ EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized; 9,712,070 and 9,643,694 shares outstanding at March 31, 2011 and 2010, respectively)	34,293	34,115	0.5%
Surplus	23,788	22,212	7.1%
Treasury Stock at Par (4,005,270 and 4,002,158 shares, respectively)	(10,013)	(10,005)	(0.1%)
Retained Earnings	83,806	92,430	(9.3%)

	131,874	138,752	(5.0%)

Accumulated Other Comprehensive Income (Loss), Net of Tax	(1,219)	114	(1,169.3%)

TOTAL STOCKHOLDERS’ EQUITY	130,655	138,866	(5.9%)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,611,218	$1,712,019	(5.9%)

PRESS RELEASE December 21, 2011 Page 11 of 17

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands of dollars except for share and per share data)

	For the 3 Months Ended
	March 31,
	2011	2010	Change
INTEREST INCOME
Federal Funds Sold & Interest from Bank Deposits	$16	$2	700.0%
United States Treasury Securities	70	71	(1.4%)
Obligations of States & Political Subdivisions	1,911	1,879	1.7%
Mortgage-Backed Securities	1,636	2,090	(21.7%)
U.S. Government Agency Obligations	154	202	(23.8%)
Corporate Bonds & Other Securities	84	100	(16.0%)
Loans	16,448	17,573	(6.4%)

Total Interest Income	20,319	21,917	(7.3%)

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits	634	860	(26.3%)
Time Certificates of $100,000 or more	582	801	(27.3%)
Other Time Deposits	357	476	(25.0%)
Federal Funds Purchased & Repurchase Agreements	—	1	(100.0%)
Borrowings	339	533	(36.4%)

Total Interest Expense	1,912	2,671	(28.4%)

Net Interest Income	18,407	19,246	(4.4%)
Provision for Loan Losses	19,971	8,837	126.0%

Net Interest Income After Provision	(1,564)	10,409	(115.0%)

OTHER INCOME
Service Charges on Deposit Accounts	1,005	1,266	(20.6%)
Other Service Charges, Commissions & Fees	667	664	0.5%
Fiduciary Fees	225	307	(26.7%)
Other Operating Income	324	271	19.6%

Total Other Income	2,221	2,508	(11.4%)

OTHER EXPENSE
Salaries & Employee Benefits	7,545	7,032	7.3%
Net Occupancy Expense	1,534	1,428	7.4%
Equipment Expense	482	533	(9.6%)
Outside Services	888	356	149.4%
FDIC Assessments	1,131	603	87.6%
OREO Expense	140	—	100.0%
Other Operating Expense	2,053	1,931	6.3%

Total Other Expense	13,773	11,883	15.9%

Income (Loss) Before Provision for Income Taxes	(13,116)	1,034	(1,368.5%)
Provision for (Benefit from) Income Taxes	(5,542)	(498)	(1,012.9%)

NET INCOME (LOSS)	$(7,574)	$1,532	(594.4%)

Average:
Common Shares Outstanding	9,705,888	9,634,156	0.7%
Dilutive Stock Options	—	6,665	(100.0%)

Average Total	9,705,888	9,640,821	0.7%

EARNINGS PER COMMON SHARE
Basic	$(0.78)	$0.16	(587.5%)
Diluted	$(0.78)	$0.16	(587.5%)

PRESS RELEASE December 21, 2011 Page 12 of 17

STATISTICAL SUMMARY

(unaudited, in thousands of dollars except for share and per share data)

	4th Qtr 2010	4th Qtr 2009	Change	YTD 2010	YTD 2009	Change
	restated			restated
EARNINGS
Earnings-Per-Share - Basic	$0.32	$0.54	(40.7%)	$0.65	$2.35	(72.3%)
Cash Dividends-Per-Share	0.15	0.22	(31.8%)	0.81	0.88	(8.0%)
Net Income	3,069	5,153	(40.4%)	6,256	22,548	(72.3%)
Net Interest Income	18,635	18,814	(1.0%)	76,592	74,336	3.0%

AVERAGE BALANCES
Average Assets	$1,672,174	$1,680,870	(0.5%)	$1,702,384	$1,662,426	2.4%
Average Net Loans	1,101,736	1,113,437	(1.1%)	1,129,917	1,107,294	2.0%
Average Investment Securities	439,053	470,495	(6.7%)	456,367	440,222	3.7%
Average Interest-Earning Assets	1,563,649	1,588,251	(1.5%)	1,596,384	1,562,686	2.2%
Average Deposits	1,443,024	1,409,597	2.4%	1,430,738	1,371,252	4.3%
Average Borrowings	41,906	104,375	(59.9%)	93,169	131,986	(29.4%)
Average Interest -Bearing Liabilities	950,419	1,010,494	(5.9%)	1,019,227	1,024,352	(0.5%)
Average Equity	143,392	132,079	8.6%	141,631	123,205	15.0%

RATIOS
Return on Average Equity	8.56%	15.61%	(45.2%)	4.42%	18.30%	(75.8%)
Return on Average Assets	0.73%	1.23%	(40.7%)	0.37%	1.36%	(72.8%)
Average Equity/Assets	8.58%	7.86%	9.2%	8.32%	7.41%	12.3%
Net Interest Margin (FTE)	5.01%	4.98%	0.6%	5.05%	4.99%	1.2%
Efficiency Ratio	61.08%	58.20%	4.9%	57.82%	57.11%	1.2%
Tier 1 Leverage Ratio Dec. 31	8.26%	8.21%	0.6%
Tier 1 Risk-based Capital Ratio Dec. 31	11.36%	10.74%	5.8%
Total Risk-based Capital Ratio Dec. 31	12.62%	11.73%	7.6%

ASSET QUALITY
during period:
Net Charge-offs	$3,777	$658	473.3%	$16,051	$993	1,516.4%
Net Charge-offs/Average Net Loans (annualized)	1.37%	0.24%	470.8%	1.42%	0.09%	1,477.8%
at end of period:
Loans Not Accruing Interest & Loans 90 Days Past Due	$28,991	$19,297	50.2%
Restructured Loans Past Due 90 Days	493	10,075	(95.1%)
Total Non-performing Loans	29,484	29,372	0.4%
Foreclosed Real Estate (“OREO”)	5,719	—	100.0%
Total Non-performing Assets	35,203	29,372	19.9%
Allowance/Non-performing Loans	96.39%	41.99%	129.5%
Allowance/Loans, Net of Discount	2.56%	1.06%	141.5%
Net Loans/Deposits	77.27%	82.87%	(6.8%)

EQUITY
Shares Outstanding	9,692,312	9,615,494	0.8%
Common Equity	$136,820	$137,171	(0.3%)
Book Value Per Common Share	14.12	14.27	(1.1%)
Tangible Common Equity	136,006	136,357	(0.3%)
Tangible Book Value Per Common Share	14.03	14.18	(1.1%)

LOAN DISTRIBUTION
at end of period:
Commercial, Financial & Agricultural Loans	$248,750	$259,565	(4.2%)
Commercial Real Estate Mortgages	431,179	375,652	14.8%
Real Estate - Construction Loans	82,720	133,431	(38.0%)
Residential Mortgages (1st and 2nd Liens)	195,993	214,501	(8.6%)
Home Equity Loans	84,696	82,808	2.3%
Consumer Loans	67,814	80,352	(15.6%)
Other Loans	1,127	14,070	(92.0%)

Total Loans (Net of Unearned Discounts)	$1,112,279	$1,160,379	(4.1%)

PRESS RELEASE December 21, 2011 Page 13 of 17

CONSOLIDATED STATEMENTS OF CONDITION

(unaudited, in thousands of dollars except for share and per share data)

	December 31,
	2010	2009	Change
	restated
ASSETS
Cash & Due From Banks	$41,149	$37,007	11.2%
Federal Reserve Bank Stock	652	652	0.0%
Federal Home Loan Bank Stock	3,531	8,346	(57.7%)
Investment Securities:
Available for Sale, at Fair Value	396,670	437,000	(9.2%)
Obligations of States & Political Subdivisions, Held to Maturity	9,936	9,243	7.5%
Corporate Bonds & Other Securities	80	100	(20.0%)

Total Investment Securities	406,686	446,343	(8.9%)

Total Loans	1,112,279	1,160,379	(4.1%)
Allowance for Loan Losses	28,419	12,333	130.4%

Net Loans	1,083,860	1,148,046	(5.6%)

Premises & Equipment, Net	25,548	23,346	9.4%
Other Real Estate Owned, Net	5,719	—	100.0%
Accrued Interest Receivable, Net	7,025	7,843	(10.4%)
Goodwill	814	814	0.0%
Other Assets	31,883	22,099	44.3%

TOTAL ASSETS	$1,606,867	$1,694,496	(5.2%)

LIABILITIES & STOCKHOLDERS’ EQUITY
Demand Deposits	$493,630	$487,648	1.2%
Saving, N.O.W. & Money Market Deposits	601,828	578,551	4.0%
Time Certificates of $100,000 or More	210,096	214,771	(2.2%)
Other Time Deposits	97,199	104,308	(6.8%)

Total Deposits	1,402,753	1,385,278	1.3%
Federal Home Loan Bank Borrowings	40,000	150,800	(73.5%)
Dividend Payable on Common Stock	1,454	2,115	(31.3%)
Accrued Interest Payable	591	829	(28.7%)
Other Liabilities	25,249	18,303	38.0%

TOTAL LIABILITIES	1,470,047	1,557,325	(5.6%)

STOCKHOLDERS’ EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized; 9,692,312 and 9,615,494 shares outstanding at December 31, 2010 and 2009, respectively)	34,236	34,031	0.6%
Surplus	23,368	21,685	7.8%
Treasury Stock at Par (4,002,158 and 3,996,878 shares, respectively)	(10,005)	(9,992)	(0.1%)
Retained Earnings	91,450	93,154	(1.8%)

	139,049	138,878	0.1%

Accumulated Other Comprehensive Loss, Net of Tax	(2,229)	(1,707)	(30.6%)

TOTAL STOCKHOLDERS’ EQUITY	136,820	137,171	(0.3%)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,606,867	$1,694,496	(5.2%)

PRESS RELEASE December 21, 2011 Page 14 of 17

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands of dollars except for share and per share data)

	For the 3 Months Ended			For the Year to Date
	December 31,			December 31,
	2010	2009	Change	2010	2009	Change
	restated			restated
INTEREST INCOME
Federal Funds Sold & Interest from Bank Deposits	$20	$3	566.7%	$28	$51	(45.1%)
United States Treasury Securities	71	72	(1.4%)	284	364	(22.0%)
Obligations of States & Political Subdivisions	1,989	1,833	8.5%	7,807	7,087	10.2%
Mortgage-Backed Securities	1,771	2,164	(18.2%)	7,728	7,546	2.4%
U.S. Government Agency Obligations	162	260	(37.7%)	769	2,057	(62.6%)
Corporate Bonds & Other Securities	79	100	(21.0%)	399	434	(8.1%)
Loans	16,746	17,332	(3.4%)	69,291	69,469	(0.3%)

Total Interest Income	20,838	21,764	(4.3%)	86,306	87,008	(0.8%)

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits	789	898	(12.1%)	3,340	3,630	(8.0%)
Time Certificates of $100,000 or more	644	946	(31.9%)	2,915	3,537	(17.6%)
Other Time Deposits	424	529	(19.8%)	1,789	2,531	(29.3%)
Federal Funds Purchased & Repurchase Agreements	1	—	100.0%	3	120	(97.5%)
Borrowings	345	577	(40.2%)	1,667	2,854	(41.6%)

Total Interest Expense	2,203	2,950	(25.3%)	9,714	12,672	(23.3%)

Net-interest Income	18,635	18,814	(1.0%)	76,592	74,336	3.0%
Provision for Loan Losses	5,537	1,275	334.3%	32,086	4,275	650.5%

Net-interest Income After Provision	13,098	17,539	(25.3%)	44,506	70,061	(36.5%)

OTHER INCOME
Service Charges on Deposit Accounts	1,061	1,322	(19.7%)	4,806	5,341	(10.0%)
Other Service Charges, Commissions & Fees	974	720	35.3%	3,565	3,306	7.8%
Fiduciary Fees	216	231	(6.5%)	976	1,010	(3.4%)
Gain on Other Real Estate Owned	310	—	100.0%	310	—	100.0%
Net Securities Gains	363	—	100.0%	375	—	100.0%
Other Operating Income	502	492	2.0%	1,191	1,461	(18.5%)

Total Other Income	3,426	2,765	23.9%	11,223	11,118	0.9%

OTHER EXPENSE
Salaries & Employee Benefits	6,836	7,375	(7.3%)	28,518	28,267	0.9%
Net Occupancy Expense	1,369	1,251	9.4%	5,399	5,088	6.1%
Equipment Expense	474	572	(17.1%)	2,050	2,291	(10.5%)
FDIC Assessments	662	515	28.5%	2,751	2,717	1.3%
OREO Expense	882	—	100.0%	882	—	100.0%
Other Operating Expense	3,252	2,847	14.2%	11,178	10,438	7.1%

Total Other Expense	13,475	12,560	7.3%	50,778	48,801	4.1%

Income (Loss) Before Provision for Income Taxes	3,049	7,744	(60.6%)	4,951	32,378	(84.7%)
Provision for (Benefit From) Income Taxes	(20)	2,591	(100.8%)	(1,305)	9,830	(113.3%)

NET INCOME	$3,069	$5,153	(40.4%)	$6,256	$22,548	(72.3%)

Average:
Common Shares Outstanding	9,685,194	9,615,320	0.7%	9,658,534	9,602,802	0.6%
Dilutive Stock Options	4,022	19,137	(79.0%)	4,447	18,175	(75.5%)

Average Total	9,689,216	9,634,457	0.6%	9,662,981	9,620,977	0.4%

EARNINGS PER COMMON SHARE
Basic	$0.32	$0.54	(40.7%)	$0.65	$2.35	(72.3%)
Diluted	$0.32	$0.53	(39.6%)	$0.65	$2.34	(72.2%)

PRESS RELEASE December 21, 2011 Page 15 of 17

STATISTICAL SUMMARY

(unaudited, in thousands of dollars except for share and per share data)

	3rd Qtr 2010	3rd Qtr 2009	Change	9 Mos. 2010	9 Mos. 2009	Change
	restated			restated
EARNINGS
Earnings-Per-Share - Basic	$(0.32)	$0.63	(150.8%)	$0.33	$1.81	(81.8%)
Cash Dividends-Per-Share	0.22	0.22	0.0%	0.66	0.66	0.0%
Net Income	(3,137)	6,028	(152.0%)	3,187	17,395	(81.7%)
Net Interest Income	19,367	18,474	4.8%	57,957	55,522	4.4%

AVERAGE BALANCES
Average Assets	$1,692,499	$1,683,916	0.5%	$1,712,563	$1,656,210	3.4%
Average Net Loans	1,123,851	1,109,161	1.3%	1,139,414	1,105,224	3.1%
Average Investment Securities	461,833	422,680	9.3%	462,200	430,022	7.5%
Average Interest-Earning Assets	1,590,211	1,587,600	0.2%	1,607,497	1,560,306	3.0%
Average Deposits	1,460,000	1,436,122	1.7%	1,426,597	1,358,330	5.0%
Average Borrowings	55,554	91,637	(39.4%)	110,445	141,290	(21.8%)
Average Interest -Bearing Liabilities	991,869	1,018,949	(2.7%)	1,042,415	1,029,022	1.3%
Average Equity	145,916	124,664	17.0%	141,038	120,214	17.3%

RATIOS
Return on Average Equity	(8.60%)	19.34%	(144.5%)	3.01%	19.29%	(84.4%)
Return on Average Assets	(0.74%)	1.43%	(151.7%)	0.25%	1.40%	(82.1%)
Average Equity/Assets	8.62%	7.40%	16.5%	8.24%	7.26%	13.5%
Net Interest Margin (FTE)	5.13%	4.89%	4.9%	5.06%	4.98%	1.6%
Efficiency Ratio	59.10%	56.66%	4.3%	56.73%	56.74%	(0.0%)
Tier 1 Leverage Ratio Sept.30	8.03%	8.00%	0.4%
Tier 1 Risk-based Capital Ratio Sept.30	11.00%	10.76%	2.2%
Total Risk-based Capital Ratio Sept.30	12.26%	11.73%	4.5%

ASSET QUALITY
during period:
Net Charge-offs	$8,885	$132	6,631.1%	$12,274	$334	3,574.9%
Net Charge-offs/Average Net Loans (annualized)	3.16%	0.05%	6,260.0%	1.44%	0.04%	3,500.0%
at end of period:
Loans Not Accruing Interest/Loans Past Due 90 Days	$32,062	$14,025	128.6%
Restructured Loans Past Due 90 Days	—	10,075	(100.0%)
Foreclosed Real Estate (“OREO”)	—	—	—
Total Non-performing Assets	32,062	24,100	33.0%
Allowance/Non-performing Assets	83.15%	48.61%	71.1%
Allowance/Loans, Net of Discount	2.35%	1.04%	126.0%
Net Loans/Deposits	75.09%	78.85%	(4.8%)

EQUITY
Shares Outstanding	9,665,245	9,607,360	0.6%
Common Equity	$143,628	$133,366	7.7%
Book Value Per Common Share	14.86	13.88	7.1%
Tangible Common Equity	142,814	132,552	7.7%
Tangible Book Value Per Common Share	14.78	13.80	7.1%

LOAN DISTRIBUTION
at end of period:
Commercial, Financial & Agricultural Loans	$250,182	$236,195	5.9%
Commercial Real Estate Mortgages	422,158	366,727	15.1%
Real Estate - Construction Loans	101,535	135,526	(25.1%)
Residential Mortgages (1st and 2nd Liens)	203,847	215,782	(5.5%)
Home Equity Loans	85,800	82,470	4.0%
Consumer Loans	69,991	83,220	(15.9%)
Other Loans	944	1,428	(33.9%)

Total Loans (Net of Unearned Discounts)	$1,134,457	$1,121,348	1.2%

PRESS RELEASE December 21, 2011 Page 16 of 17

CONSOLIDATED STATEMENTS OF CONDITION

(unaudited, in thousands of dollars except for share and per share data)

	September 30,
	2010	2009	Change
	restated
ASSETS
Cash & Due From Banks	$58,028	$39,320	47.6%
Federal Reserve Bank Stock	652	652	0.0%
Federal Home Loan Bank Stock	3,531	6,145	(42.5%)
Investment Securities:
Available for Sale, at Fair Value	446,399	453,711	(1.6%)
Obligations of States & Political Subdivisions, Held to Maturity	10,050	14,353	(30.0%)
Corporate Bonds & Other Securities	100	100	0.0%

Total Investment Securities	456,549	468,164	(2.5%)

Total Loans	1,134,457	1,121,348	1.2%
Allowance for Loan Losses	26,659	11,716	127.5%

Net Loans	1,107,798	1,109,632	(0.2%)

Premises & Equipment, Net	22,368	23,523	(4.9%)
Accrued Interest Receivable, Net	7,895	7,935	(0.5%)
Goodwill	814	814	0.0%
Other Assets	24,465	15,631	56.5%

TOTAL ASSETS	$1,682,100	$1,671,816	0.6%

LIABILITIES & STOCKHOLDERS’ EQUITY
Demand Deposits	$521,527	$495,991	5.1%
Saving, N.O.W. & Money Market Deposits	629,126	572,247	9.9%
Time Certificates of $100,000 or More	214,064	230,205	(7.0%)
Other Time Deposits	110,561	108,812	1.6%

Total Deposits	1,475,278	1,407,255	4.8%

Federal Funds Purchased	—	1,400	(100.0%)
Federal Home Loan Bank Borrowings	40,000	101,900	(60.7%)
Dividend Payable on Common Stock	2,126	2,114	0.6%
Accrued Interest Payable	650	906	(28.3%)
Other Liabilities	20,418	24,875	(17.9%)

TOTAL LIABILITIES	1,538,472	1,538,450	0.0%

STOCKHOLDERS’ EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized; 9,665,245 and 9,607,360 shares outstanding at September 30, 2010 and 2009, respectively)	34,169	34,010	0.5%
Surplus	22,784	21,437	6.3%
Treasury Stock at Par (4,002,158 and 3,996,878 shares, respectively)	(10,005)	(9,992)	0.1%
Retained Earnings	89,835	90,116	(0.3%)

	136,783	135,571	0.9%

Accumulated Other Comprehensive Income (Loss), Net of Tax	6,845	(2,205)	(410.4%)

TOTAL STOCKHOLDERS’ EQUITY	143,628	133,366	7.7%

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,682,100	$1,671,816	0.6%

PRESS RELEASE December 21, 2011 Page 17 of 17

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands of dollars except for share and per share data)

	For the 3 Months Ended			For the 9 Months Ended
	September 30,			September 30,
	2010	2009	Change	2010	2009	Change
	restated			restated
INTEREST INCOME
Federal Funds Sold & Interest from Bank Deposits	$3	$44	(93.2%)	$8	$48	(83.3%)
United States Treasury Securities	71	94	(24.5%)	213	292	(27.1%)
Obligations of States & Political Subdivisions	1,979	1,804	9.7%	5,818	5,254	10.7%
Mortgage-Backed Securities	1,888	1,836	2.8%	5,957	5,382	10.7%
U.S. Government Agency Obligations	202	354	(42.9%)	607	1,797	(66.2%)
Corporate Bonds & Other Securities	95	123	(22.8%)	320	334	(4.2%)
Loans	17,464	17,261	1.2%	52,545	52,137	0.8%

Total Interest Income	21,702	21,516	0.9%	65,468	65,244	0.3%

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits	827	934	(11.5%)	2,551	2,732	(6.6%)
Time Certificates of $100,000 or more	709	960	(26.1%)	2,271	2,591	(12.4%)
Other Time Deposits	436	584	(25.3%)	1,365	2,002	(31.8%)
Federal Funds Purchased & Repurchase Agreements	—	—	—	2	120	(98.3%)
Borrowings	363	564	(35.6%)	1,322	2,277	(41.9%)

Total Interest Expense	2,335	3,042	(23.2%)	7,511	9,722	(22.7%)

Net-interest Income	19,367	18,474	4.8%	57,957	55,522	4.4%
Provision for Loan Losses	14,729	975	1,410.7%	26,549	3,000	785.0%

Net-interest Income After Provision	4,638	17,499	(73.5%)	31,408	52,522	(40.2%)

OTHER INCOME
Service Charges on Deposit Accounts	1,215	1,354	(10.3%)	3,745	4,019	(6.8%)
Other Service Charges, Commissions & Fees	1,007	929	8.4%	2,591	2,586	0.2%
Fiduciary Fees	243	237	2.5%	760	779	(2.4%)
Net Securities Gains	—	—	—	12	—	100.0%
Other Operating Income	202	246	(17.9%)	689	969	(28.9%)

Total Other Income	2,667	2,766	(3.6%)	7,797	8,353	(6.7%)

OTHER EXPENSE
Salaries & Employee Benefits	7,457	7,190	3.7%	21,682	20,892	3.8%
Net Occupancy Expense	1,336	1,250	6.9%	4,030	3,837	5.0%
Equipment Expense	511	586	(12.8%)	1,576	1,719	(8.3%)
FDIC Assessments	862	517	66.7%	2,089	2,202	(5.1%)
Other Operating Expense	2,855	2,491	14.6%	7,926	7,591	4.4%

Total Other Expense	13,021	12,034	8.2%	37,303	36,241	2.9%

Income (Loss) Before Provision for Income Taxes	(5,716)	8,231	(169.4%)	1,902	24,634	(92.3%)
Provision for (Benefit From) Income Taxes	(2,579)	2,203	(217.1%)	(1,285)	7,239	(117.8%)

NET INCOME	$(3,137)	$6,028	(152.0%)	$3,187	$17,395	(81.7%)

Average:
Common Shares Outstanding	9,662,328	9,607,023	0.6%	9,649,550	9,598,583	0.5%
Dilutive Stock Options	—	19,286	(100.0%)	6,408	17,976	(64.4%)

Average Total	9,662,328	9,626,309	0.4%	9,655,958	9,616,559	0.4%

EARNINGS PER COMMON SHARE
Basic	$(0.32)	$0.63	(150.8%)	$0.33	$1.81	(81.8%)
Diluted	$(0.32)	$0.63	(150.8%)	$0.33	$1.81	(81.8%)